ANNEX E TO THE SECOND AMENDMENT TO
THE SECURITIES PURCHASE AGREEMENT

AMENDED AND RESTATED
WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, TRANSFERRED OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THESE SECURITIES HAVE THE BENEFIT OF AN INVESTORS’ RIGHTS AGREEMENT DATED AS OF APRIL 17, 2007 (THE “INVESTORS’ RIGHTS AGREEMENT”), A COPY OF WHICH IS ON FILE IN THE ISSUER’S OFFICES.  THE INVESTORS’ RIGHTS AGREEMENT CONTAINS, AMONG OTHER THINGS, REGISTRATION RIGHTS IN FAVOR OF THE HOLDER OF THESE SECURITIES.

Warrant No. A&R WR-[_] As of April 17, 2007

Warrant to Purchase [________] Shares of Common Stock of AeroCentury Corp.

AeroCentury Corp., a Delaware corporation (the “Company”), hereby acknowledges that [_______________], a [_______ ______________] (the “Initial Warrant Holder”), and any other Warrant Holder, are entitled on the terms and conditions set forth below to purchase from the Company, upon and at any time after the Exercise Date and for four (4) years thereafter, the above number of fully paid and nonassessable shares of the Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), at the Purchase Price per share of Common Stock.  The above number of shares of Common Stock and the Purchase Price may from time to time hereafter be adjusted pursuant to and in accordance with Section 6 hereof.

1.  Definitions.  All terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

(a)           “Agreement” shall mean the Securities Purchase Agreement dated as of April 17, 2007, between the Company, the Initial Warrant Holder, and each of the other Purchasers party thereto, as amended by the First Amendment to the Securities Purchase Agreement and the Second Amendment to the Securities Purchase Agreement.

(b)           “Exercise Date” shall mean the first to occur of (i) a Change of Control, (ii) Final Maturity, and (iii) so long as the Rights Agreement is in effect, the earlier of (x) the Stock Acquisition Date, as defined in the Rights Agreement, and (y) the date that a tender or exchange offer by any Person (other than an Exempt Person, as defined in the Rights Agreement) is first published or sent or given within the meaning of Rule 14d-4(a) promulgated under the Exchange Act or any successor rule, if upon consummation of such tender or exchange offer such Person would be an Acquiring Person under and as defined in the Rights Agreement.

(c)           “Fair Market Value” shall mean, as of any date of determination, the closing bid price per share of the Common Stock of Nasdaq National Market or Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the “Principal Market”) on such date, or, if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or Small-Cap Market, the closing bid price per share on such date on the over-the-counter market as furnished by any New York Stock Exchange member firm that makes a market in the Common Stock, as reasonably selected from time to time  by the Company for that purpose, or, if the Common Stock is not then traded over-the-counter and the average price cannot then be determined as contemplated above, the Fair Market Value shall be as reasonably determined in good faith by the Company's Board of Directors.

(d)           “Purchase Price” shall be $8.75 per share of Common Stock, subject to adjustments pursuant to Section 6 hereof.

(e)           “Rights Agreement” shall mean the Rights Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of April 8, 1998, and amended and restated as of January 22, 1999, as amended and in effect from time to time, and any successor agreement providing similar rights to the holders of Common Stock.

(f)           “Warrant Holder” shall mean the Initial Warrant Holder or any registered successor to or permitted assignee of all or any portion of this Warrant.

(g)           “Warrant Shares” shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

2.  Exercise or Exchange of Warrant.

(a)           This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time upon and after the Exercise Date and from time to time thereafter by surrender of this Warrant, together with the form of exercise attached hereto as Exhibit A (the “Exercise Form”) duly executed by the Warrant Holder, together with the full Purchase Price (as defined in Section 1) for each share of Common Stock as to which this Warrant is then exercised, to the Company at the address set forth in Section 15 hereof.  At the option of the Warrant Holder, payment of the Purchase Price may be made either by (i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant of, that number of shares which has an aggregate Fair Market Value on the date of exercise equal to the aggregate Purchase Price for all shares to be purchased pursuant to this Warrant on such date, or (iii) by any combination of the foregoing methods.

(b)           In the event that this Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares.

(c)           The “date of exercise” of this Warrant shall be the date that the completed Exercise Form is delivered to the Company, together with the original Warrant and payment in full of the Purchase Price.

3.  Delivery of Stock Certificates.

(a)           Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including, where applicable, cash or any Rights Certificates issuable under the Rights Agreement) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

(b)           This Warrant may not be exercised as to fractional shares of Common Stock.  In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the Fair Market Value of such fractional share.

4.  Representations and Warranties by the Initial Warrant Holder.  The Initial Warrant Holder represents and warrants to the Company, as of the date of this Warrant, as follows:

(a) This Warrant and the Warrant Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.  Upon exercise of this Warrant, the Warrant Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Warrant Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Warrant Holder indefinitely, and that the Warrant Holder must therefore bear the economic risk of such investment indefinitely, unless and until there is a subsequent disposition thereof which is registered under the Securities Act or is exempt from such registration.  The Warrant Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the “California Law”) by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Warrant Holder’s investment intent expressed above.

(c) The Warrant Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant.

(d) The Warrant Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant.

(e) The Warrant Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

5.  Covenants of the Company.

(a)           The Company shall take all reasonable and necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

(b)           From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps necessary and within its control to ensure that the Common Stock remains listed or quoted on the Principal Market and shall not amend its Certificate of Incorporation, its By-Laws or the Rights Agreement so as to adversely affect any rights of the Warrant Holder under this Warrant differently than the rights of other holders of the Company’s Common Stock; provided, however, that increasing the number of authorized shares shall not be deemed such an adverse effect.

(c)           The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such number of shares of Common Stock as shall from time to time be issuable as Warrant Shares.

(d)           The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.  The Company has authorized and reserved for issuance the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

(e)           With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), and any other rule or regulation of the Commission that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

(f)           So long as the Rights Agreement is in effect, the Company shall ensure that the holder of any Warrant Shares issuable upon exercise of this Warrant shall hold the same rights to receive Rights or shares of the Company’s Series A Preferred Stock, as the case may be, as each other holder of shares of Common Stock who is not an Acquiring Person (as defined in the Rights Agreement).

6.  Adjustment of Purchase Price and Number of Shares.  The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

(a)           Subdivisions, Combinations and Other Issuances.  If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by stock split, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Purchase Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

(b)           Stock Dividend.  If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable for Common Stock (“Common Stock Equivalents”), without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable.

(c)           Other Distributions.  If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of a dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets without payment of any consideration by holders of Common Stock (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then, in any such case, the Warrant Holder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Warrant Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date determining the shareholders entitled to participate in such distribution.

(d)           Merger, Consolidation, etc.  If at any time after the date hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a “Consolidation Event”), then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares and/or other securities and/or property of the Company or of the successor entity resulting from such merger or consolidation which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be.  The Company shall not effect any Consolidation Event unless the resulting successor entity (if not the Company) either (i) is obligated by operation of law and without further action on the part of the Company or the Warrant Holder, or (ii) assumes by written instrument the obligation, to deliver to the Warrant Holder upon exercise of this Warrant such shares of stock and/or other securities and/or property as the Warrant Holder would have been entitled to receive had this Warrant been exercised in accordance with the preceding sentence.

(e)           Reclassification, Etc.  If at any time after the date hereof there shall be a reclassification of any securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(f)           Purchase Price Adjustment.  In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued to employees, directors or consultants of or to the Company pursuant to the Company's stock option or stock purchase plans as in effect on the date of execution and delivery of this Warrant, or shares issued upon exercise of options, warrants or rights outstanding on such date) at an effective purchase price per share which is less than the Fair Market Value on the trading day next preceding such issue or sale (or if the Common Stock is not then traded, the next preceding Business Day), then and in each such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price in effect immediately prior to such issue or sale by a fraction, (x) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issue or sale, assuming the issuance of all shares of Common Stock then issuable upon exercise of all outstanding options, warrants or other rights to subscribe for or purchase Common Stock, including, without duplication, all outstanding Warrants, plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at the Fair Market Value then in effect, and (y) the denominator of which shall be the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issue or sale, assuming the issuance of all shares of Common Stock then issuable upon exercise of all outstanding options, warrants or other rights to subscribe for or purchase Common Stock, including, without duplication, all outstanding Warrants.

The foregoing price adjustment shall not apply to the issuance of shares of Common Stock which may be issued upon exercise of options under the Company's employee or director stock option plans, upon the conversion or exchange of convertible or exchangeable securities or upon the exercise of warrants or other rights, which options, convertible or exchangeable securities, warrants or other rights are outstanding on the date of execution and delivery of this Warrant.

The number of shares which may be purchased shall be increased proportionately to any reduction in Purchase Price pursuant to this Section 6(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares of Common Stock shall be the same as the aggregate Purchase Price in effect immediately prior to such adjustments.

(g)           Additional Shares, Securities or Assets.  In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets, and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

(h)           Other Adjustments.  If any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors, acting in good faith and consistent with their fiduciary duties, shall make an appropriate adjustment in the Purchase Price and the number of shares of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, that no such adjustment shall increase the Purchase Price or decrease the number of shares of Warrant Shares obtainable as otherwise determined pursuant to this Section 6.

(i)           Maximum Number of Warrant Shares.  Notwithstanding anything to the contrary herein, in no event shall the Company take any action which would result in the number of shares of Common Stock for which this Warrant, together with all other outstanding warrants issued pursuant to the Agreement, is exercisable exceeding 307,108, such number being subject to subsequent adjustment pursuant to and in accordance with Section 6(a) above, without the Company’s first having received such approval from its shareholders or other Persons as may be required by the regulations of the Principal Market or any other applicable law or regulation.

7.  No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

8.  Notice of Adjustments; Notices. Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Company shall execute and deliver (by first class mail, postage prepaid) to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Purchase Price and number of shares of Common Stock or other securities purchasable hereunder after giving effect to such adjustment.

9.  Rights as Shareholder.  Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon (other than pursuant to Sections 6(b) and 6(c)) or be notified of stockholder meetings.  However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

10.  Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation of the Warrant, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11.  Consent to Jurisdiction.  THE COMPANY (A) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR ANY STATE COURT LOCATED IN NEW YORK CITY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER.  THE COMPANY CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

12.  Entire Agreement; Amendments.  This Warrant and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby.  No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

13.  Restricted Securities.

(a)           Registration or Exemption Required.  This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) of the Securities Act.  This Warrant and the Warrant Shares issuable upon exercise hereof may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

(b)           Legend.  This Warrant and any Warrant Shares issued upon exercise hereof shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT), OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

(c)           Assignment.  Assuming the conditions of clause (a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part.  The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee.  The Company shall deliver to the assignee(s) designated by the Warrant Holder, within 10 days after delivery to the Company of the original Warrant or Warrants for cancellation, a Warrant or Warrants of like tenor for the appropriate number of shares.

14.  Lock-up Agreements.

(a)           Restrictions on Public Sale by Holders of Investor Securities.  The Warrant Holder, if the Company or the managing underwriters so request in connection with any underwritten registration of the Company’s securities, will not, except in connection with such underwritten registration, without the prior written consent of the Company or such underwriters, effect any Public Sale (as defined in the Rights Agreement) or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the period beginning on the date of such request from the Company or the managing underwriters and ending on the 180th day after the effective date of the applicable registration statement (the “Lock-Up Period”), or, if required by the managing underwriters, such longer period of time as is necessary to enable such underwriters to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within eighteen (18) days before or after the last day of the Lock-Up Period, but in any event not to exceed two hundred ten (210) days following the effective date of the registration statement relating to such offering, and upon request by the managing underwriters will execute a lock-up agreement to that affect.

(b)           Restrictions on Public Sale by the Company.  If the managing underwriters so request in connection with any underwritten registration of the Company’s securities, the Company will not effect any  Public Sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth day following, the effective date of any underwritten Demand Registration (as defined in the Investors’ Rights Agreement) or Piggyback Registration (as defined in the Investors’ Rights Agreement) , except (i) in connection with any such underwritten registration and (ii) for Excluded Registrations (as defined in the Investors’ Rights Agreement).

15.  Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

to the Company:                                   AeroCentury Corp.
1440 Chapin Avenue
Suite 310
Burlingame, CA  94010
Attention:  Toni M. Perazzo
Tel:  (650) 340-1888
Fax:

with a copy to:                                      Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, CA 94304
Attention: Justin Bastian, Esq.
Tel:  (650) 813-5641
Fax: (650) 494-0792

to the Initial Warrant Holder:             c/o Satellite Asset Management, L.P.
623 Fifth Avenue, 19th Floor
New York, NY  10022
Attn:  Simon Raykher
Tel:  (212) 209-2000
Fax: (212) 209-2001

with a copy to:                                     c/o Satellite Asset Management, L.P.
623 Fifth Avenue, 19th Floor
New York, NY  10022
Attn:  Chris Provost
Tel:  (212) 209-2000
Fax: (212) 209-2001

with a copy to:                                      Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention: James L. Bromley
Tel:  (212) 225-2000
Fax: (212) 225-3999

If to any subsequent Warrant Holder, to his, her or its address as set forth in the Assignment pursuant to which such Warrant Holder received this Warrant.

Either party hereto may from time to time change its address or facsimile number for notices under this Section 15 by giving at least 10 days prior written notice of such changed address or facsimile number to the other party hereto.

16.  Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.  This Amended and Restated Warrant supersedes and replaces in its entirety that certain Warrant to Purchase [__________] Shares of Common Stock of Aerocentury dated April 17, 2007 issued in the name of the Initial Holder as WR-[__].

[Remainder of page intentionally left blank.  Next page is a signature page.]

la-985894

IN WITNESS WHEREOF, each of the Company and the Initial Warrant Holder has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

AEROCENTURY CORP.

By:
Name:
Title:

[__________________]

By:           Satellite Asset Management, L.P.
[Satellite Advisors, L.L.C.]
Its Manager
[Its General Partner]

By:_________________________
Name:                      Simon Raykher
Title:                      General Counsel

[signature page to Amended and Restated Warrant]

la-985894

EXHIBIT A

Exercise Form

I/we hereby exercise AeroCentury Corp. (the “Company”) Common Stock Purchase Warrant #___, as follows:

(a)           Number of shares of Common Stock to be purchased                                                                                                           ____________________________

(b)	Total Purchase Price ($_____ per share)	$___________________________

(c)	Payment	(i)	in cash of $___________;

(ii) in _______ surrendered shares of outstanding Common Stock with an aggregate Fair Market Value of $___________; and/or

(iii) in surrendered rights to receive _______Warrant Shares with an aggregate Fair Market Value of $___________.

I/we wish to register the shares of the Company’s Common Stock acquired upon this exercise as follows:

a.	( )	Individual Ownership
b.	( )	Husband and Wife as Community Property
c.	( )	Joint Tenants w/Right to Survivorship (JTRS)
d.	( )	Tenants in Common
e.	( )	Other

Dated:                                                                , 20           .

______________________________
Signature

Name (please print):

Address (including zip code):

Social Security/Employer Identification Number:

Telephone Number:

EXHIBIT B

Form of Assignment

(To be executed by the registered Warrant Holder desiring to transfer the Amended and Restated Warrant)

FOR VALUED RECEIVED, the undersigned holder of the attached Amended and Restated Warrant hereby sells, assigns and transfers unto the person(s) below named the right to purchase shares of the Common Stock of AEROCENTURY CORP. evidenced by the attached Amended and Restated Warrant, and does hereby irrevocably constitute and appoint  attorney to transfer the said Amended and Restated Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                                                , 20           .

______________________________
Signature

Fill in for registration of new Warrant Holder:

Name (please print):

Address (including zip code):

Social Security/Employer Identification Number:

Telephone Number:

NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Amended and Restated Warrant in every particular, without any alteration whatsoever.

la-985894